________________________________________________________________________________



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                  ____________

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                        Date of Report: February 6, 2004
                        (Date of earliest event reported)
                                  ____________


                              LTC PROPERTIES, INC.
             (Exact Name of Registrant as Specified in Its Charter)



         MARYLAND                   1-11314                    71-0720518
  (State of Incorporation or  (Commission File Number)      (I.R.S. Employer
        Organization)                                      Identification No.)

                       22917 Pacific Coast Hwy, Suite 350
                            Malibu, California 90265
                                 (310) 455-6010
              (Address of Principal Executive Offices and Zip Code)

________________________________________________________________________________

ITEM 5.  OTHER EVENTS

     LTC Properties, Inc. (NYSE:LTC) announced today the postponement of its Series F Preferred Stock offering. The Company stated that it was under no pressure to consummate this offering since the proceeds were to be used to retire the Company's outstanding Series A Preferred Stock. The Company postponed this offering because it appears that at this time the offering could not be completed at the terms initially proposed.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.
           99.1 Press Release dated February 6, 2004 announcing the postponement of the Series F Cumulative Convertible Preferred Stock offering.




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 6, 2004..              LTC PROPERTIES, INC.
                                   ("Registrant")


                                By: /s/ Wendy Simpson
                                    ____________________________________________
                                    Wendy L. Simpson,
                                    Vice Chairman and Chief Financial Officer
                                    (Principal Financial and Accounting Officer)





                                  EXHIBIT INDEX

Exhibit 99.1 Press Release dated February 6, 2004 announcing the postponement of the Series F Cumulative Convertible Preferred Stock offering.